Exhibit 99.1

Hyperfine, Inc., creator of the first FDA-cleared portable MRI device, and Liminal Sciences, Inc. to be listed on Nasdaq through a business combination with HealthCor Catalio Acquisition Corp.

●	The transaction will combine Hyperfine, creator of the innovative Portable MR Imaging System, Swoop™, with Liminal Sciences, a medical technology company dedicated to non-invasive brain monitoring, and HealthCor Catalio Acquisition Corp, a healthcare-focused SPAC

●	HealthCor Management, L.P. and Catalio Capital Management teams bring decades of experience investing in private and public healthcare companies

●	This transaction, upon closing, will mark the third public listing of companies founded by Dr. Jonathan Rothberg’s 4Catalyzer incubator via SPAC combination this year

●	The transaction is supported by an oversubscribed $126 million PIPE with participation from leading institutional investors including HealthCor Management LP, Catalio Capital Management, Perceptive Advisors, Avidity Partners, Eldridge, accounts managed by ARK Investment Management LLC ("ARK"), Deerfield Management, and Bain Capital Public Equity, LP.

●	The pro forma enterprise value of the business combination is approximately $580 million, with the combined company expected to have approximately $375 million in cash after closing, assuming no redemptions

●	Dave Scott will become President and CEO of the combined company. Mr. Scott has 25 years of experience building and leading teams across digital surgery, digital health ecosystem, surgical robotics, medical imaging, and diagnostic companies, including Apple, Verb Surgical, and Intuitive Surgical

●	Scott Huennekens will become Executive Chairman of the combined company. Mr. Huennekens has decades of leadership, entrepreneurial, and investment experience across more than 20 medtech startup, growth, and public companies

Guilford, CT, July 8, 2021 – Hyperfine, Inc. (“Hyperfine”), creator of the first U.S. Food and Drug Administration (“FDA”) cleared portable magnetic resonance imaging (“MRI”) device, Swoop™, and Liminal Sciences, Inc. (“Liminal”), a medical device development company dedicated to non-invasive measurement of key vital signs in the brain, today announced their entry into a definitive business combination agreement with HealthCor Catalio Acquisition Corp. (Nasdaq: HCAQ), (“HealthCor Catalio” or the “Company”), a special purpose acquisition company, or SPAC. Upon the closing of the business combination, HealthCor Catalio Acquisition Corp. will be renamed as Hyperfine, Inc., and the combined company’s Class A common stock is expected to be listed on The Nasdaq Stock Market (“Nasdaq”) under ticker symbol “HYPR.”

Company Overview

The business combination will bring together Hyperfine and Liminal, two companies with the potential to drive a transformative shift in MRI and brain sensing technology and capabilities. This transaction is designed to create a combined company with synergistic advantages across imaging and monitoring, and the potential to expand the existing $23 billion global imaging market by developing solutions across the care continuum.

Hyperfine is an innovative medical technology business with a mission to provide affordable and accessible imaging and monitoring to revolutionize healthcare for people around the world. Hyperfine’s FDA-cleared, commercially available Swoop™ imaging system can be used by healthcare professionals to make fast, effective clinical diagnoses. The easy-to-use interface and portable design make it accessible for use in hospitals, clinics, and other settings outside of the conventional MRI suite. Hyperfine employs a simple subscription-based business model and supports imaging at a fraction of the costly outlay associated with conventional MRI systems.

Liminal’s vision is to make brain monitoring as simple as taking blood pressure measurements. The company is developing an advanced, non-invasive technology to monitor brain vital signs, including blood flow and pressure. There are significant clinical opportunities for non-invasive brain monitoring to help patients across the care continuum, including immediate applications in traditional care settings such as intensive care units (ICUs); long term potential in new care settings such as operating room (OR), emergency room (ER), and outpatient care; and eventually the possibility to monitor patients at home, subject to regulatory authorization.

Management Comments

“The combination of Hyperfine, Liminal, and HealthCor Catalio presents an inspiring opportunity to transform the global MR imaging and brain sensing paradigm,” said Dave Scott, President and Chief Executive Officer of Hyperfine. “This business combination will empower Hyperfine with the expanded resources, financing, and expert advisory team to substantially broaden MR imaging accessibility and ultimately build a transformational ecosystem across the care continuum.”

“The best way to predict the future is to make it,” said Dr. Jonathan M. Rothberg, founder of Hyperfine and Liminal. “We are taking the next step in our mission to provide affordable and accessible imaging, sensing, and guided robotic intervention to democratize and bring equity to healthcare for people around the world.”

Christopher Gaulin, Chief Executive Officer and Director of HealthCor Catalio, said, “Healthcare is rapidly evolving within and beyond the walls of the traditional hospital. We believe Hyperfine and Liminal are well positioned to bring sophisticated MR imaging and neurological vital signs detection to a broader patient base with substantially reduced barriers to care. Hyperfine’s rapid growth is a testament to its innovative technology, and we see an immense market opportunity poised for disruption.”

Summary of the Transaction

The business combination values the combined entity at a total enterprise value of approximately $580 million upon closing and is expected to position the combined entity with approximately $375 million of cash to drive the business through its investment phase and to positive cash flow, assuming no redemptions. The combined company’s estimated cash balance will consist of $207 million from the SPAC trust fund, $126 million from PIPE investors, and $66 million from the balance sheets of Hyperfine and Liminal, less $24 million transaction expenses.

Pro forma following the business combination and the PIPE, the securityholders of Hyperfine and Liminal are expected to own approximately 59% of the combined company, assuming no redemptions.

There will be no selling stockholders in the transaction.

The proposed transaction has been unanimously approved by the boards of directors of each of HealthCor Catalio, Hyperfine and Liminal, and is subject to the approval of the stockholders of HealthCor Catalio, Hyperfine and Liminal, and the satisfaction or waiver of other customary conditions, including a registration statement on Form S-4 being declared effective by the U.S. Securities and Exchange Commission (the “SEC”). The proposed transaction is expected to close in the fourth quarter of 2021.

Additional information about the proposed transaction, including a copy of the business combination agreement and an investor presentation, will be provided in a Current Report on Form 8-K to be filed today by HealthCor Catalio with the SEC, which will be available at www.sec.gov.

Advisors

J.P. Morgan is acting as exclusive financial advisor to Hyperfine and Liminal. Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. is serving as legal advisor to Hyperfine and Liminal.

Jefferies LLC acted as financial advisor to HealthCor Catalio Acquisition Corp. Jefferies LLC and Evercore Group L.L.C. acted as capital markets advisors and co-lead placement agents to HealthCor Catalio Acquisition Corp. in connection with the private placement. Wells Fargo Securities also acted as capital markets advisor and placement agent to HealthCor Catalio Acquisition Corp. in connection with the private placement. Kirkland & Ellis LLP and Paul Hastings LLP are serving as legal advisors to HealthCor Catalio Acquisition Corp. and the private placement agents.

Management Presentation and Webcast Details

A webcast of the corporate presentation and associated materials is available on Deal Roadshow:

Deal Roadshow Investor Login Details

URL: https://dealroadshow.com

Entry Code: OPTIMUS2021

Direct Link: https://dealroadshow.com/e/OPTIMUS2021

About Hyperfine and the Swoop™ Portable MRI System

Hyperfine’s Swoop™ Portable MR Imaging System is designed to address the limitations of current imaging technologies and make MRI accessible anytime, anywhere, to any patient. Swoop™ wheels directly to the patient’s bedside, plugs into a standard electrical wall outlet, and is controlled by an Apple iPad®. Designed as a complementary system to traditional MRIs at a fraction of the cost, images that display the internal structure of the head are captured by Swoop™ at the patient’s bedside, with results in minutes, enabling critical decision-making capabilities across a variety of clinical settings.

Hyperfine received FDA clearance for its portable MR imaging for the brain and head of patients of all ages in August 2020. Since its launch in the fall of 2020, Swoop has been honored repeatedly, as one of two finalists for the Best New Radiology Vendor of 2020 by Aunt Minnie, the winner of the American College of Emergency Physicians (ACEP) 2020 incubatED Medical Device Innovation Challenge, and with a Best Practices Product Innovation Award from Frost & Sullivan, and most recently as a 2021 Innovation Awards Honoree from CES. Hyperfine is part of 4Catalyzer, a health technology incubator with offices in CT, NY, CA and Taiwan.

Hyperfine was founded in 2014 by Dr. Jonathan Rothberg, a serial entrepreneur who received the Presidential Medal of Technology & Innovation in 2016 for inventing a novel next generation DNA sequencing method and has founded multiple healthcare and technology companies, including 454 Life Sciences, Ion Torrent, CuraGen, Butterfly Network, and Quantum-Si. For more information, visit: https://hyperfine.io/.

About Liminal Sciences, Inc.

Liminal Sciences is committed to building a device to non-invasively measure key vital signs in the brain, in order to enable unprecedented access to dramatically improve patient outcomes. Liminal was founded in 2018 by Dr. Jonathan Rothberg. For more information, visit: https://www.liminalsciences.com/.

About HealthCor Catalio Acquisition Corp.

HealthCor Catalio Acquisition Corp. (Nasdaq: HCAQ) is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. HealthCor Catalio has stated a focus on the healthcare industry in the United States and other developed countries, with particular interest in the life sciences and medical technology sectors. For more information, visit: http://www.hcspac.com/.

Important Information about the Business Combination and Where to Find It

In connection with the proposed business combination (the “Business Combination”), the Company intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of the Company’s ordinary shares in connection with the Company’s solicitation of proxies for the vote by the Company’s shareholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of the Company to be issued in the Business Combination. The Company’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed with the SEC in connection with the proposed Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement, the Company and the proposed Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of the Company as of a record date to be established for voting on the proposed Business Combination and other matters as may be described in the Registration Statement. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov. In addition, the documents filed by HealthCor may be obtained free of charge from HealthCor’s website at www.hcspac.com or by written request to HealthCor at ir@hccspac.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the Business Combination. You can find information about the Company’s directors and executive officers and their ownership of the Company’s securities in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 29, 2021, and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

Hyperfine, Liminal and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement when available.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s, Hyperfine’s and Liminal’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s, Hyperfine’s and Liminal’s expectations with respect to future performance, development and commercialization of products and services, potential regulatory approvals, and anticipated financial impacts and other effects of the Business Combination, the satisfaction of the closing conditions to the Business Combination, the timing of the completion of the Business Combination, the listing of the combined company’s Class A common stock on the Nasdaq Stock Market, and the size and potential growth of current or future markets for, and the potential benefits of, Hyperfine’s, Liminal’s and the combined company’s products and services. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s, Hyperfine’s and Liminal’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of HealthCor, Hyperfine and Liminal to meet the closing conditions in the Business Combination Agreement, including due to failure to obtain approval of the shareholders of HealthCor, Hyperfine and Liminal or certain regulatory approvals, or failure to satisfy other conditions to closing in the Business Combination Agreement; (2) the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against HealthCor, Hyperfine or Liminal following the announcement of the Business Combination Agreement and the transactions contemplated therein, that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close; (3) the inability to obtain or maintain the listing of the combined company’s Class A common stock on the Nasdaq Capital Market, as applicable, following the Business Combination; (4) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (5) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (6) costs related to the Business Combination; (7) changes in applicable laws or regulations; (8) the inability of the combined company to raise financing in the future; (9) the success, cost and timing of Hyperfine’s, Liminal’s and the combined company’s product development activities; (10) the inability of Hyperfine, Liminal or the combined company to obtain and maintain regulatory clearance or approval for their products, and any related restrictions and limitations of any cleared or approved product; (11) the inability of Hyperfine, Liminal or the combined company to identify, in-license or acquire additional technology; (12) the inability of Hyperfine, Liminal or the combined company to maintain Hyperfine’s or Liminal’s existing or future license, manufacturing, supply and distribution agreements; (13) the inability of Hyperfine, Liminal or the combined company to compete with other companies currently marketing or engaged in the development of products and services that Hyperfine or Liminal is currently marketing or developing; (14) the size and growth potential of the markets for Hyperfine’s, Liminal’s and the combined company’s products and services, and each of their ability to serve those markets, either alone or in partnership with others; (15) the pricing of Hyperfine’s, Liminal’s and the combined company’s products and services and reimbursement for medical procedures conducted using Hyperfine’s, Liminal’s and the combined company’s products and services; (16) Hyperfine’s, Liminal’s and the combined company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; (17) Hyperfine’s, Liminal’s and the combined company’s financial performance; (18) the impact of COVID-19 on Hyperfine’s and Liminal’s businesses and/or the ability of the parties to complete the Business Combination; and (19) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in the Company’s other filings with the SEC.

The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Media Contact:

Nicole Osmer

Health+Commerce

nicole@healthandcommerce.com

Investor Contact:

Lynn Lewis or Marissa Bych

Gilmartin Group

investors@hyperfine.io